UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) — October 8, 2010
ONCOR ELECTRIC DELIVERY COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction	(Commission File	(I.R.S. Employer Identification No.)
of incorporation)	Number)
1601 Bryan Street, Dallas, Texas 75201
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including Area Code — (214) 486-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On October 8, 2010, Oncor Electric Delivery Company LLC (“Oncor”), pursuant to the terms of its previously announced exchange offer, issued (i) $324,405,000 aggregate principal amount of 5.00% Senior Secured Notes due 2017 (the “2017 Notes”) in exchange for a like principal amount of its outstanding 6.375% Senior Secured Notes due 2012 (“2012 Notes”) and (ii) $126,278,000 aggregate principal amount of 5.75% Senior Secured Notes due 2020 (the “2020 Notes” and, together with the 2017 Notes, the “New Notes”) in exchange for a like principal amount of its outstanding 5.95% Senior Secured Notes due 2013 (together with the 2012 Notes, “Existing Notes”). Oncor received no proceeds from the exchange.
     The New Notes were issued pursuant to the provisions of Oncor’s Indenture dated as of August 1, 2002 between Oncor and The Bank of New York Mellon, as trustee (the “Trustee”) (as supplemented, the “Indenture”) and an Officer’s Certificate dated as of October 8, 2010 (the “Officer’s Certificate”) between Oncor and the Trustee. The Officer’s Certificate establishes the terms of each of the 2017 Notes and the 2020 Notes. Each series of New Notes constitutes a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.
     Oncor’s obligations under the New Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”) dated as of May 15, 2008, from Oncor to The Bank of New York Mellon, as collateral agent (the “Collateral Agent”), as described in the Deed of Trust.
     The 2017 Notes bear interest at a rate of 5.00% per annum and mature on September 30, 2017. The 2020 Notes bear interest at a rate of 5.75% per annum and mature on September 30, 2020. Interest on each series of the New Notes is payable in cash, semiannually in arrears on September 30 and March 30 of each year, with the first interest payment due on March 30, 2011. Oncor may redeem the New Notes, in whole or in part, at any time, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. The New Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the New Notes when due, among others.
     The offer to exchange Existing Notes for New Notes was only made to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.
     In connection with the completion of the exchange offer and issuance of the New Notes, on October 8, 2010, Oncor entered into a Registration Rights Agreement with the dealer managers of the exchange offer (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the New Notes for publicly registered notes (the “Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the New Notes (the “Shelf Registration Statement”). Oncor agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act no later than 270 days after the issue date of the New Notes and to consummate the exchange offer no later than 315 days after the issue date of the New Notes. Oncor agreed to use commercially reasonable efforts to cause any Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises and 270 days after the issue date of the New Notes. Oncor also agreed to file a registration statement containing a “market making prospectus” and to keep it effective, subject to certain exceptions, for a period of ten years after the issue date of the New Notes.
     If Oncor does not comply with certain of its obligations under the Registration Rights Agreement, the affected New Notes will bear additional interest on the principal amount of the affected New Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under the New Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the New Notes.
     A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of the Supplemental Indenture No. 1 dated May 15, 2008 between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form10-Q filed May 15, 2008, the First Amendment to the Deed of Trust dated March 2, 2009 between Oncor and the Collateral Agent was filed by Oncor as an exhibit on its Form 10-K filed March 3, 2009 and the Second Amendment to the Deed of Trust dated September 3, 2010 between Oncor and the Collateral Agent was filed by Oncor as an exhibit on its Form 8-K filed September 3, 2010, which are incorporated by reference herein. The Officer’s Certificate is attached as Exhibit 4.1 to this current report on Form 8-K and is incorporated herein by reference. The Registration Rights Agreement is attached as Exhibit 4.2 to this current report on Form 8-K and is incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the Officer’s Certificate, the New Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the Officer’s Certificate, the New Notes and the Registration Rights Agreement.
ITEM 9.01. Financial Statements and Exhibits.
(d)

Exhibit No.	Description
4.1	Officer’s Certificate, dated October 8, 2010, establishing the terms of Oncor’s 5.00% Senior Secured Notes due 2017 and 5.75% Senior Secured Notes due 2020.

4.2	Registration Rights Agreement, dated October 8, 2010, among Oncor and the dealer managers of Oncor’s exchange offer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the following registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC
By:	/s/ John M. Casey
	Name:	John M. Casey
	Title:	Vice President - Treasurer

Dated: October 12, 2010

EXHIBIT INDEX

Exhibit No.	Description
4.1	Officer’s Certificate, dated October 8, 2010, establishing the terms of Oncor’s 5.00% Senior Secured Notes due 2017 and 5.75% Senior Secured Notes due 2020.

4.2	Registration Rights Agreement, dated October 8, 2010, among Oncor and the dealer managers of Oncor’s exchange offer.